Statistical Supplement

Third Quarter 2024

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
DAC and Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards ..............................................................................................................................................................................	19
Account Balance Roll Forwards:

Annuities ...
20-21
Life Insurance ...	22
Retirement Plan Services ...	23
Investment Information
Fixed-Income Asset Class ...	24
Fixed-Income Credit Quality ...	25
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
26-29

Lincoln Financial
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 26.

In the third quarter of 2024, we revised our definition of adjusted income (loss) from operations to exclude the impact of certain items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The revised definition now excludes, as applicable, certain legal accruals, severance expense related to initiatives that realign the workforce, the mark-to-market adjustment related to the LNC stock component of our deferred compensation plans, impacts from the settlement or curtailment of defined benefit obligations and the effect of tax adjustments such as changes to deferred tax valuation allowances from the definition of adjusted income (loss) from operations.
The presentation of prior period adjusted income (loss) from operations has been recast to conform to the current period presentation.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations.
• Other items, which include the following: certain legal accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gain (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;

(continued on following page)

Lincoln Financial
Notes

Non-GAAP Performance Measures, Continued

(continued from the previous page)

• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)
from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedged instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”).
Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Lincoln Financial
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 2 for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Indexed variable annuities are referred to as registered index-linked annuities (“RILA”).

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated October 31, 2024, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of October 31, 2024
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Revenues
Insurance premiums	$1,566	$(1,086)	$1,601	$1,625	$1,614	3.1%	$4,757	$4,839	1.7%
Fee income	1,363	1,361	1,324	1,339	1,352	-0.8%	4,107	4,015	-2.2%
Net investment income	1,494	1,411	1,346	1,332	1,411	-5.6%	4,468	4,090	-8.5%
Realized gain (loss)	(453)	(1,245)	(434)	663	(431)	4.9%	(3,066)	(201)	93.4%
Other revenues	233	259	279	194	165	-29.2%	680	637	-6.3%
Total revenues	4,203	700	4,116	5,153	4,111	-2.2%	10,946	13,380	22.2%

Expenses
Benefits	2,152	(497)	2,003	2,008	1,937	-10.0%	6,635	5,948	-10.4%
Interest credited	831	824	822	853	880	5.9%	2,424	2,555	5.4%
Market risk benefit (gain) loss	(1,428)	568	(1,907)	(136)	657	146.0%	(2,832)	(1,386)	51.1%
Policyholder liability remeasurement (gain) loss	159	(84)	(12)	(105)	(50)	NM	(68)	(166)	NM
Commissions and other expenses	1,371	1,421	1,601	1,351	1,304	-4.9%	4,071	4,254	4.5%
Interest and debt expense	84	81	81	86	86	2.4%	250	253	1.2%
Total expenses	3,169	2,313	2,588	4,057	4,814	51.9%	10,480	11,458	9.3%
Income (loss) before taxes	1,034	(1,613)	1,528	1,096	(703)	NM	466	1,922	NM
Federal income tax expense (benefit)	181	(378)	306	201	(175)	NM	(17)	334	NM
Net income (loss)	853	(1,235)	1,222	895	(528)	NM	483	1,588	228.8%
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(71)	(80)	-12.7%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	3	—	—	NM	(2)	3	250.0%
Net income (loss) available to common
stockholders – diluted	$819	$(1,246)	$1,191	$884	$(562)	NM	$410	$1,511	268.5%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$4.79	$(7.35)	$6.93	$5.11	$(3.29)	NM	$2.40	$8.75	264.6%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$76,001	$69,657	$68,533	$67,313	$70,234	-7.6%
U.S. government bonds	373	393	391	389	398	6.7%
State and municipal bonds	4,770	2,790	2,743	2,564	2,567	-46.2%
Foreign government bonds	273	283	263	260	252	-7.7%
Residential mortgage-backed securities	1,928	1,773	1,760	1,795	1,882	-2.4%
Commercial mortgage-backed securities	1,701	1,424	1,484	1,542	1,643	-3.4%
Asset-backed securities	12,393	12,171	12,349	13,072	13,444	8.5%
Hybrid and redeemable preferred securities	365	247	241	239	262	-28.2%
Total fixed maturity AFS securities, net of allowance for credit losses	97,804	88,738	87,764	87,174	90,682	-7.3%
Trading securities	2,788	2,359	2,227	2,201	2,206	-20.9%
Equity securities	383	306	319	295	293	-23.5%
Mortgage loans on real estate, net of allowance for credit losses	18,751	18,963	19,266	20,152	20,856	11.2%
Policy loans	2,428	2,476	2,476	2,513	2,510	3.4%
Derivative investments	5,790	6,474	8,394	8,608	9,522	64.5%
Other investments	4,551	5,015	5,256	5,652	5,743	26.2%
Total investments	132,495	124,331	125,702	126,595	131,812	-0.5%
Cash and invested cash	2,529	3,365	4,122	5,475	6,013	137.8%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,341	12,397	12,405	12,435	12,475	1.1%
Reinsurance recoverables, net of allowance for credit losses	18,924	29,843	29,461	29,126	29,233	54.5%
Deposit assets, net of allowance for credit losses	12,494	28,789	28,904	29,888	30,501	144.1%
Market risk benefit assets	4,108	3,894	4,878	4,754	4,565	11.1%
Accrued investment income	1,372	1,082	1,127	1,135	1,160	-15.5%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,351	9,311	9,413	8,782	8,454	15.0%
Separate account assets	145,810	158,257	166,225	165,199	171,483	17.6%
Total assets	$338,568	$372,413	$383,381	$384,533	$396,840	17.2%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$117,210	$120,737	$122,300	$124,113	$125,968	7.5%
Future contract benefits	39,362	39,864	38,848	38,560	41,169	4.6%
Funds withheld reinsurance liabilities	5,006	17,641	17,486	17,044	17,595	251.5%
Market risk benefit liabilities	1,385	1,716	1,266	1,275	1,272	-8.2%
Deferred front-end loads	5,695	5,901	6,099	6,306	6,517	14.4%
Payables for collateral on investments	8,046	8,105	10,117	11,114	10,570	31.4%
Short-term debt	—	250	503	450	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 9 for details)	867	867	867	867	867	0.0%
Financial	5,038	4,832	4,859	4,849	5,030	-0.2%
Other liabilities	6,950	7,350	7,265	6,807	7,056	1.5%
Separate account liabilities	145,810	158,257	166,225	165,199	171,483	17.6%
Total liabilities	335,369	365,520	375,835	376,584	387,827	15.6%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,591	4,605	4,624	4,641	4,660	1.5%
Retained earnings	6,102	4,778	5,887	6,691	6,049	-0.9%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(10,163)	(4,813)	(4,940)	(5,253)	(3,565)	64.9%
Market risk benefit non-performance risk gain (loss)	998	1,070	606	409	781	-21.7%
Policyholder liability discount rate remeasurement gain (loss)	1,021	587	703	795	422	-58.7%
Foreign currency translation adjustment	(32)	(26)	(27)	(27)	(18)	43.8%
Funded status of employee benefit plans	(304)	(294)	(293)	(293)	(302)	0.7%
Total accumulated other comprehensive income (loss)	(8,480)	(3,476)	(3,951)	(4,369)	(2,682)	68.4%
Total stockholders’ equity	3,199	6,893	7,546	7,949	9,013	181.7%
Total liabilities and stockholders’ equity	$338,568	$372,413	$383,381	$384,533	$396,840	17.2%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Income (Loss)
Net income (loss)	$853	$(1,235)	$1,222	$895	$(528)	NM	$483	$1,588	228.8%
Pre-tax adjusted income (loss) from operations (1)	58	282	291	389	461	NM	761	1,141	49.9%
After-tax adjusted income (loss) from operations (1)(2)	84	263	244	335	392	NM	728	971	33.4%
Adjusted operating tax rate (1)	-44.7%	7.0%	16.1%	13.7%	15.0%		4.3%	14.9%
Adjusted income (loss) from operations available to
common stockholders (1)	50	252	210	324	358	NM	657	891	35.6%

ROE
Net income (loss) ROE	75.7%	-97.9%	67.7%	46.2%	-24.9%		11.6%	27.1%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE (1)	1.9%	10.0%	8.4%	11.9%	13.0%		8.8%	11.2%
Adjusted income (loss) from operations ROE (1)(5)	1.8%	9.2%	7.6%	11.4%	12.1%		7.9%	10.4%

Per Common Share
Net income (loss) (diluted)	$4.79	$(7.35)	$6.93	$5.11	$(3.29)	NM	$2.40	$8.75	264.6%
Adjusted income (loss) from operations (diluted) (1)(3)	0.29	1.47	1.22	1.87	2.06	NM	3.85	5.16	34.0%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.35	1.35	0.0%

Book Value Per Common Share
Book value per share	$13.04	$34.81	$38.46	$40.78	$46.97	260.2%	$13.04	$46.97	260.2%
Book value per share, excluding AOCI (4)	63.03	55.30	61.63	66.37	62.67	-0.6%	63.03	62.67	-0.6%
Adjusted book value per share (4)(5)	63.53	64.97	65.01	68.51	70.04	10.2%	63.53	70.04	10.2%

Common Shares
End-of-period – basic	169.7	169.7	170.5	170.7	170.9	0.7%	169.7	170.9	0.7%
Average for the period – basic	169.6	169.7	170.0	170.6	170.8	0.7%	169.5	170.5	0.6%
End-of-period – diluted (1)	171.0	171.3	172.4	173.4	173.6	1.5%	171.0	173.6	1.5%
Average for the period – diluted (1)	170.9	171.1	171.8	172.9	173.6	1.6%	170.6	172.8	1.3%

(1) Prior period impacts have been recast to conform to the current period presentation. See page 1 for further information.
(2) See reconciliation to net income (loss) on page 26.
(3) See reconciliation to earnings (loss) per common share - diluted on page 28.
(4) See reconciliation to stockholders’ equity and book value per common share on page 29.
(5) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, was not meaningful (“NM”).

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Cash Returned to Common Stockholders – Common Dividends	$76	$76	$76	$77	$77	1.3%	$229	$229	0.0%

Cash Returned to Preferred Stockholders – Preferred Dividends	$34	$11	$34	$11	$34	0.0%	$71	$80	12.7%

Leverage Ratio
Short-term debt (1)	$—	$250	$503	$450	$300	NM
Long-term debt	5,905	5,699	5,726	5,716	5,897	-0.1%
Total debt (2)	5,905	5,949	6,229	6,166	6,197	4.9%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	6,891	6,935	7,215	7,152	7,183	4.2%
Less:
Operating debt (3)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	—	—	300	300	300	NM
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	111	154	133	123	153	37.8%
Total numerator	$5,118	$5,119	$5,120	$5,067	$5,068	-1.0%
Adjusted stockholders’ equity (4)	$10,778	$11,023	$11,087	$11,698	$11,967	11.0%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,118	5,119	5,120	5,067	5,068	-1.0%
Total denominator	$16,691	$16,937	$17,002	$17,560	$17,830	6.8%

Leverage ratio	30.7%	30.2%	30.1%	28.9%	28.4%

Holding Company Available Liquidity (5)	$455	$458	$766	$763	$759	66.8%

(1) As of September 30, 2024, consists of $300 million principal amount of our 3.35% Senior Notes due March 9, 2025.
(2) Excludes obligations under finance leases and certain financing arrangements of $559 million that are reported in other liabilities on our Consolidated Balance Sheets.
(3) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(4) See reconciliation to stockholders’ equity on page 29.
(5) Includes pre-funding of upcoming debt maturities.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Annuities
Operating revenues	$1,197	$(525)	$1,269	$1,209	$1,195	-0.2%	$3,528	$3,673	4.1%
Deposits	2,737	4,359	2,849	3,823	3,383	23.6%	8,461	10,056	18.9%
Net flows	(874)	285	(1,993)	(954)	(1,637)	-87.3%	(2,312)	(4,584)	-98.3%
Average account balances, net of reinsurance	151,312	147,419	155,291	158,370	161,680	6.9%	148,613	158,245	6.5%
Alternative investment income (1)	4	4	2	1	4	0.0%	13	7	-46.2%

Life Insurance
Operating revenues	$1,723	$1,667	$1,541	$1,511	$1,589	-7.8%	$5,241	$4,640	-11.5%
Deposits	1,272	1,458	1,208	1,230	1,262	-0.8%	3,927	3,699	-5.8%
Net flows	821	1,013	741	751	738	-10.1%	2,605	2,230	-14.4%
Average account balances, net of reinsurance	50,130	45,608	42,280	43,230	44,055	-12.1%	49,760	43,188	-13.2%
Average in-force face amount	1,085,253	1,087,535	1,087,405	1,085,383	1,083,176	-0.2%	1,080,887	1,085,321	0.4%
Alternative investment income (1)	44	49	74	32	92	109.1%	158	199	25.9%

Group Protection
Operating revenues	$1,388	$1,387	$1,425	$1,441	$1,432	3.2%	$4,176	$4,299	2.9%
Insurance premiums	1,251	1,250	1,285	1,298	1,288	3.0%	3,765	3,871	2.8%
Alternative investment income (1)	2	2	1	1	1	-50.0%	7	3	-57.1%

Retirement Plan Services
Operating revenues	$327	$322	$322	$327	$335	2.4%	$988	$984	-0.4%
Deposits	2,700	2,972	3,802	3,282	4,180	54.8%	8,806	11,265	27.9%
Net flows	(272)	(332)	391	(197)	651	NM	464	845	82.1%
Average account balances	96,473	96,045	103,240	106,374	110,550	14.6%	93,897	106,595	13.5%
Alternative investment income (1)	2	3	1	1	2	0.0%	7	4	-42.9%

Consolidated
Adjusted operating revenues (2)	$4,673	$1,967	$4,584	$4,527	$4,603	-1.5%	$14,060	$13,714	-2.5%
Deposits	6,709	8,789	7,859	8,335	8,825	31.5%	21,194	25,020	18.1%
Net flows	(325)	959	(861)	(400)	(248)	23.7%	757	(1,509)	NM
Average account balances, net of reinsurance	297,915	289,072	300,811	307,974	316,285	6.2%	292,270	308,028	5.4%
Alternative investment income (1)	52	58	78	36	100	92.3%	185	214	15.7%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 27.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Sales
Annuities:
RILA	$1,069	$986	$942	$1,096	$1,203	12.5%	$3,339	$3,241	-2.9%
Other variable without GLBs	359	362	388	420	472	31.5%	954	1,282	34.4%
Other variable with GLBs	530	579	546	634	691	30.4%	1,470	1,870	27.2%
Total variable	1,958	1,927	1,876	2,150	2,366	20.8%	5,763	6,393	10.9%
Fixed	770	2,438	971	1,667	1,009	31.0%	2,712	3,645	34.4%
Total Annuities	$2,728	$4,365	$2,847	$3,817	$3,375	23.7%	$8,475	$10,038	18.4%

Life Insurance:
IUL/UL	$23	$34	$18	$25	$32	39.1%	$85	$75	-11.8%
MoneyGuard®	27	27	24	34	35	29.6%	71	93	31.0%
VUL	29	38	23	19	22	-24.1%	93	64	-31.2%
Term	23	21	19	18	15	-34.8%	79	52	-34.2%
Executive Benefits	42	24	7	9	18	-57.1%	69	35	-49.3%
Total Life Insurance	$144	$144	$91	$105	$122	-15.3%	$397	$319	-19.6%

Group Protection:
Life	$30	$167	$85	$81	$42	40.0%	$167	$208	24.6%
Disability	32	204	51	74	36	12.5%	107	161	50.5%
Dental	9	27	8	6	6	-33.3%	21	20	-4.8%
Total Group Protection	$71	$398	$144	$161	$84	18.3%	$295	$389	31.9%
Percent employee-paid	48.8%	33.8%	70.4%	50.0%	52.8%		60.1%	58.1%

Retirement Plan Services:
First-year sales	$464	$874	$1,127	$821	$1,652	256.0%	$2,019	$3,601	78.4%
Recurring deposits	2,236	2,098	2,675	2,461	2,528	13.1%	6,787	7,664	12.9%
Total Retirement Plan Services	$2,700	$2,972	$3,802	$3,282	$4,180	54.8%	$8,806	$11,265	27.9%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Operating Revenues
Annuities	$1,197	$(525)	$1,269	$1,209	$1,195	-0.2%	$3,528	$3,673	4.1%
Life Insurance	1,723	1,667	1,541	1,511	1,589	-7.8%	5,241	4,640	-11.5%
Group Protection	1,388	1,387	1,425	1,441	1,432	3.2%	4,176	4,299	2.9%
Retirement Plan Services	327	322	322	327	335	2.4%	988	984	-0.4%
Other Operations	38	(884)	27	39	52	36.8%	127	118	-7.1%
Total adjusted operating revenues	$4,673	$1,967	$4,584	$4,527	$4,603	-1.5%	$14,060	$13,714	-2.5%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$138	$131	$134	$112	$103	-25.4%	$396	$350	-11.6%
Life Insurance	138	143	130	125	126	-8.7%	407	382	-6.1%
Group Protection	191	191	187	193	195	2.1%	573	575	0.3%
Retirement Plan Services	81	84	81	80	81	0.0%	241	242	0.4%
Other Operations (1)	68	79	57	64	67	-1.5%	180	186	3.3%
Total (1)	$616	$628	$589	$574	$572	-7.1%	$1,797	$1,735	-3.5%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.5%	NM	10.6%	9.3%	8.6%		11.2%	9.5%
Life Insurance	8.0%	8.6%	8.5%	8.3%	7.9%		7.8%	8.2%
Group Protection	13.8%	13.8%	13.1%	13.4%	13.6%		13.7%	13.4%
Retirement Plan Services	24.9%	26.1%	25.3%	24.4%	24.3%		24.4%	24.6%
Total (1)	13.2%	31.9%	12.8%	12.7%	12.4%		12.8%	12.7%

(1) Prior period impacts have been recast to conform to the current period presentation. See page 1 for further information.

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses (1)	$670	$686	$640	$638	$632	-5.7%	$1,957	$1,911	-2.4%
Commissions	603	651	639	561	546	-9.5%	1,835	1,746	-4.9%
Taxes, licenses and fees (1)	88	81	92	76	80	-9.1%	262	247	-5.7%
Interest and debt expense	84	81	81	86	86	2.4%	250	253	1.2%
Expenses associated with reserve financing
and letters of credit	28	29	30	28	32	14.3%	86	90	4.7%
Total adjusted operating commissions and
other expenses incurred (1)	1,473	1,528	1,482	1,389	1,376	-6.6%	4,390	4,247	-3.3%

Less Amounts Capitalized
General and administrative expenses	(54)	(58)	(51)	(64)	(60)	-11.1%	(160)	(176)	-10.0%
Commissions	(223)	(259)	(205)	(224)	(236)	-5.8%	(705)	(665)	5.7%
Taxes, licenses and fees	(8)	(8)	(9)	(7)	(8)	0.0%	(25)	(24)	4.0%
Total amounts capitalized	(285)	(325)	(265)	(295)	(304)	-6.7%	(890)	(865)	2.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization (1)	1,188	1,203	1,217	1,094	1,072	-9.8%	3,500	3,382	-3.4%

Amortization
Amortization of DAC, VOBA and other intangibles (2)	270	271	271	274	299	10.7%	806	843	4.6%
Total operating commissions and
other expenses (1)(2)	$1,458	$1,474	$1,488	$1,368	$1,371	-6.0%	$4,306	$4,225	-1.9%

(1) Prior period impacts have been recast to conform to the current period presentation. See page 1 for further information.
(2) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums (1)	$24	$(1,700)	$26	$34	$38	58.3%	$116	$98	-15.5%
Fee income (2)	557	552	580	587	601	7.9%	1,644	1,769	7.6%
Net investment income	451	425	420	435	442	-2.0%	1,309	1,297	-0.9%
Other revenues	165	198	243	153	114	-30.9%	459	509	10.9%
Total operating revenues	1,197	(525)	1,269	1,209	1,195	-0.2%	3,528	3,673	4.1%
Operating expenses:
Benefits (1)	45	(1,683)	27	38	38	-15.6%	177	102	-42.4%
Interest credited	330	338	354	377	399	20.9%	914	1,129	23.5%
Policyholder liability remeasurement (gain) loss	19	(15)	—	2	—	-100.0%	17	3	-82.4%
Commissions incurred	238	252	254	269	285	19.7%	719	808	12.4%
Other expenses incurred	276	265	309	180	136	-50.7%	785	625	-20.4%
Amounts capitalized	(102)	(110)	(98)	(115)	(129)	-26.5%	(300)	(342)	-14.0%
Amortization	109	107	106	107	107	-1.8%	324	320	-1.2%
Total operating expenses	915	(846)	952	858	836	-8.6%	2,636	2,645	0.3%
Income (loss) from operations before taxes	282	321	317	351	359	27.3%	892	1,028	15.2%
Federal income tax expense (benefit)	34	42	58	54	58	70.6%	98	171	74.5%
Income (loss) from operations	$248	$279	$259	$297	$301	21.4%	$794	$857	7.9%

Effective Federal Income Tax Rate	12.0%	12.9%	18.5%	15.4%	16.3%		11.1%	16.7%

Return on Average Account Balances, net of
reinsurance (bps)	66	76	67	75	74	8	71	72	1

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$25,006	$27,533	$30,100	$31,633	$33,245	32.9%	$25,006	$33,245	32.9%
Other variable account balances without GLBs	42,196	45,499	47,657	47,321	48,899	15.9%	42,196	48,899	15.9%
Other variable account balances with GLBs	64,754	69,458	71,822	70,664	72,664	12.2%	64,754	72,664	12.2%
Fixed account balances	14,694	10,336	10,214	10,251	10,349	-29.6%	14,694	10,349	-29.6%
Total account balances	$146,650	$152,826	$159,793	$159,869	$165,157	12.6%	$146,650	$165,157	12.6%
Percent variable account balances with GLBs	44.2%	45.4%	44.9%	44.2%	44.0%		44.2%	44.0%

Fee Income, Gross of Hedge Allowance	$758	$752	$780	$787	$802	5.8%	$2,253	$2,369	5.1%
Net Investment Income, Net of Reinsurance (3)	409	385	390	403	412	0.7%	1,181	1,205	2.0%
Interest Credited, Net of Reinsurance (3)	270	255	245	254	270	0.0%	742	769	3.6%

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.
(2) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(3) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$289	$295	$288	$293	$286	-1.0%	$867	$866	-0.1%
Fee income	739	741	672	677	672	-9.1%	2,269	2,021	-10.9%
Net investment income	689	629	581	533	597	-13.4%	2,083	1,710	-17.9%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%	(5)	(5)	0.0%
Other revenues (1)	8	4	2	10	36	NM	27	48	77.8%
Total operating revenues	1,723	1,667	1,541	1,511	1,589	-7.8%	5,241	4,640	-11.5%
Operating expenses:
Benefits	1,129	1,083	928	948	895	-20.7%	3,354	2,769	-17.4%
Interest credited	325	312	294	299	302	-7.1%	978	894	-8.6%
Policyholder liability remeasurement (gain) loss	183	(37)	59	16	42	-77.0%	183	117	-36.1%
Commissions incurred	129	150	113	113	120	-7.0%	421	346	-17.8%
Other expenses incurred	215	223	204	193	198	-7.9%	647	596	-7.9%
Amounts capitalized	(152)	(175)	(133)	(133)	(140)	7.9%	(496)	(406)	18.1%
Amortization of DAC and VOBA	123	125	126	126	127	3.3%	371	379	2.2%
Amortization of deferred loss on business
sold through reinsurance (1)	—	—	—	—	24	NM	—	24	NM
Total operating expenses	1,952	1,681	1,591	1,562	1,568	-19.7%	5,458	4,719	-13.5%
Income (loss) from operations before taxes	(229)	(14)	(50)	(51)	21	109.2%	(217)	(79)	63.6%
Federal income tax expense (benefit)	(56)	(8)	(15)	(16)	(1)	98.2%	(64)	(31)	51.6%
Income (loss) from operations	$(173)	$(6)	$(35)	$(35)	$22	112.7%	$(153)	$(48)	68.6%

Effective Federal Income Tax Rate	24.2%	59.7%	29.7%	31.2%	NM		29.3%	39.6%

Average Account Balances, Net of Reinsurance	$50,130	$45,608	$42,280	$43,230	$44,055	-12.1%	$49,760	$43,188	-13.2%

In-Force Face Amount
UL and other	$364,586	$365,938	$365,507	$365,030	$364,766	0.0%	$364,586	$364,766	0.0%
Term insurance	721,927	722,620	720,745	719,485	717,071	-0.7%	721,927	717,071	-0.7%
Total in-force face amount	$1,086,513	$1,088,558	$1,086,252	$1,084,515	$1,081,837	-0.4%	$1,086,513	$1,081,837	-0.4%

(1) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,251	$1,250	$1,285	$1,298	$1,288	3.0%	$3,765	$3,871	2.8%
Net investment income	84	85	85	88	87	3.6%	254	261	2.8%
Other revenues	53	52	55	55	57	7.5%	157	167	6.4%
Total operating revenues	1,388	1,387	1,425	1,441	1,432	3.2%	4,176	4,299	2.9%
Operating expenses:
Benefits	979	984	1,030	1,032	1,007	2.9%	3,036	3,069	1.1%
Interest credited	1	1	1	1	1	0.0%	4	3	-25.0%
Policyholder liability remeasurement (gain) loss	(39)	(28)	(67)	(124)	(88)	NM	(260)	(279)	-7.3%
Commissions incurred	109	119	109	113	114	4.6%	327	336	2.8%
Other expenses incurred	245	246	246	260	255	4.1%	737	762	3.4%
Amounts capitalized	(26)	(34)	(29)	(42)	(30)	-15.4%	(79)	(101)	-27.8%
Amortization	33	34	34	36	36	9.1%	98	106	8.2%
Total operating expenses	1,302	1,322	1,324	1,276	1,295	-0.5%	3,863	3,896	0.9%
Income (loss) from operations before taxes	86	65	101	165	137	59.3%	313	403	28.8%
Federal income tax expense (benefit)	18	13	21	35	28	55.6%	66	85	28.8%
Income (loss) from operations	$68	$52	$80	$130	$109	60.3%	$247	$318	28.7%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	5.4%	4.1%	6.2%	10.0%	8.4%		6.6%	8.2%

Loss Ratios by Product Line
Life	76.8%	67.2%	76.1%	75.6%	68.1%		76.3%	73.2%
Disability	74.1%	83.1%	74.2%	65.9%	73.2%		72.1%	71.1%
Dental	75.9%	75.4%	76.5%	78.9%	79.0%		76.4%	78.1%
Total	75.2%	76.6%	75.0%	70.1%	71.4%		73.8%	72.2%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$66	$67	$70	$72	$74	12.1%	$195	$216	10.8%
Net investment income	251	248	244	247	253	0.8%	765	744	-2.7%
Other revenues	10	7	8	8	8	-20.0%	28	24	-14.3%
Total operating revenues	327	322	322	327	335	2.4%	988	984	-0.4%
Operating expenses:
Interest credited	165	164	166	168	170	3.0%	501	505	0.8%
Commissions incurred	22	22	23	26	28	27.3%	65	76	16.9%
Other expenses incurred	90	93	92	87	88	-2.2%	267	267	0.0%
Amounts capitalized	(5)	(6)	(5)	(5)	(5)	0.0%	(15)	(15)	0.0%
Amortization	5	5	5	5	5	0.0%	13	14	7.7%
Total operating expenses	277	278	281	281	286	3.2%	831	847	1.9%
Income (loss) from operations before taxes	50	44	41	46	49	-2.0%	157	137	-12.7%
Federal income tax expense (benefit)	7	6	5	6	5	-28.6%	24	17	-29.2%
Income (loss) from operations	$43	$38	$36	$40	$44	2.3%	$133	$120	-9.8%

Effective Federal Income Tax Rate	13.9%	13.2%	12.9%	13.2%	10.0%		15.1%	12.0%

Return on Average Account Balances (bps)	18	16	14	15	16	(2)	19	15	(4)

Net Flows by Market
Small Market	$21	$115	$(32)	$43	$11	-47.6%	$267	$22	-91.8%
Mid - Large Market	83	78	847	206	1,069	NM	1,202	2,122	76.5%
Multi-Fund® and Other	(376)	(525)	(424)	(446)	(429)	-14.1%	(1,005)	(1,299)	-29.3%

Net Flows – Trailing Twelve Months	$515	$132	$(12)	$(410)	$513	-0.4%	$515	$513	-0.4%

Base Spreads, Excluding Variable
Investment Income (1)	1.10%	1.09%	1.02%	1.03%	1.05%	(5)	1.14%	1.03%	(11)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Other Operations
Operating revenues:
Insurance premiums (1)	$1	$(930)	$2	$1	$1	0.0%	$8	$4	-50.0%
Net investment income	37	37	16	27	34	-8.1%	110	77	-30.0%
Other revenues	—	9	9	11	17	NM	9	37	NM
Total operating revenues	38	(884)	27	39	52	36.8%	127	118	-7.1%
Operating expenses:
Benefits (1)	17	(918)	6	4	(3)	NM	53	10	-81.1%
Interest credited	9	9	9	8	8	-11.1%	27	26	-3.7%
Policyholder liability remeasurement (gain) loss	(5)	—	(1)	1	—	100.0%	(3)	—	100.0%
Commissions and other expenses (2)	65	77	51	62	66	1.5%	172	177	2.9%
Interest and debt expense	84	81	81	86	86	2.4%	250	253	1.2%
Total operating expenses (2)	170	(751)	146	161	157	-7.6%	499	466	-6.6%
Income (loss) from operations before taxes (2)	(132)	(133)	(119)	(122)	(105)	20.5%	(372)	(348)	6.5%
Federal income tax expense (benefit) (2)	(30)	(33)	(23)	(25)	(21)	30.0%	(79)	(72)	8.9%
Income (loss) from operations (2)	$(102)	$(100)	$(96)	$(97)	$(84)	17.6%	$(293)	$(276)	5.8%

(1) Day one impacts related to the fourth quarter 2023 reinsurance transaction contributed to line item volatility in the fourth quarter.
(2) Prior period impacts have been recast to conform to the current period presentation. See page 1 for further information.

Lincoln Financial
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,316	$12,341	$12,397	$12,405	$12,435	1.0%	$12,235	$12,397	1.3%
Business acquired (sold) through reinsurance	—	(11)	—	—	—	NM	—	—	NM
Deferrals	289	333	274	299	309	6.9%	899	881	-2.0%
Operating amortization	(264)	(266)	(266)	(269)	(269)	-1.9%	(793)	(803)	-1.3%
Balance as of end-of-period	$12,341	$12,397	$12,405	$12,435	$12,475	1.1%	$12,341	$12,475	1.1%

DFEL
Balance as of beginning-of-period	$5,494	$5,695	$5,901	$6,099	$6,306	14.8%	$5,091	$5,901	15.9%
Deferrals	275	281	272	284	289	5.1%	817	845	3.4%
Operating amortization	(74)	(75)	(74)	(77)	(78)	-5.4%	(213)	(229)	-7.5%
Balance as of end-of-period	$5,695	$5,901	$6,099	$6,306	$6,517	14.4%	$5,695	$6,517	14.4%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,250	$5,132	$4,981	$4,842	$4,707	-10.4%	$5,250	$4,707	-10.3%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$112,848	$106,957	$114,963	$119,485	$117,990	4.6%	$107,627	$114,963	6.8%
Gross deposits	889	941	934	1,054	1,163	30.8%	2,424	3,152	30.0%
Full surrenders and deaths	(1,559)	(1,714)	(2,142)	(2,303)	(2,382)	-52.8%	(4,629)	(6,827)	-47.5%
Other contract benefits	(984)	(1,147)	(1,133)	(1,130)	(1,172)	-19.1%	(2,955)	(3,436)	-16.3%
Net flows	(1,654)	(1,920)	(2,341)	(2,379)	(2,391)	-44.6%	(5,160)	(7,111)	-37.8%
Policyholder assessments	(630)	(624)	(644)	(650)	(666)	-5.7%	(1,878)	(1,961)	-4.4%
Change in market value and reinvestment	(3,607)	10,550	7,507	1,534	6,635	283.9%	6,368	15,677	146.2%
Balance as of end-of-period, gross	106,957	114,963	119,485	117,990	121,568	13.7%	106,957	121,568	13.7%
Account balances reinsured	(7)	(6)	(6)	(5)	(5)	28.6%	(7)	(5)	28.6%
Balance as of end-of-period, net	$106,950	$114,957	$119,479	$117,985	$121,563	13.7%	$106,950	$121,563	13.7%

RILA
Balance as of beginning-of-period	$24,407	$25,006	$27,533	$30,100	$31,633	29.6%	$20,130	$27,533	36.8%
Gross deposits	1,069	986	942	1,096	1,203	12.5%	3,339	3,241	-2.9%
Full surrenders and deaths	(105)	(103)	(115)	(138)	(326)	NM	(248)	(579)	NM
Other contract benefits	(20)	(45)	(42)	(14)	(18)	10.0%	(78)	(74)	5.1%
Net flows	944	838	785	944	859	-9.0%	3,013	2,588	-14.1%
Policyholder assessments	(2)	(3)	(3)	(3)	(3)	-50.0%	(6)	(10)	-66.7%
Change in market value and reinvestment	190	213	247	288	325	71.1%	478	860	79.9%
Change in fair value of embedded derivative instruments and other	(533)	1,479	1,538	304	431	180.9%	1,391	2,274	63.5%
Balance as of end-of-period, gross	$25,006	$27,533	$30,100	$31,633	$33,245	32.9%	$25,006	$33,245	32.9%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Fixed Annuities
Balance as of beginning-of-period	$23,813	$23,681	$25,355	$25,162	$25,837	8.5%	$23,365	$25,355	8.5%
Gross deposits	779	2,432	973	1,673	1,017	30.6%	2,698	3,663	35.8%
Full surrenders and deaths	(782)	(878)	(1,213)	(1,020)	(949)	-21.4%	(2,374)	(3,183)	-34.1%
Other contract benefits	(161)	(187)	(197)	(172)	(173)	-7.5%	(489)	(541)	-10.6%
Net flows	(164)	1,367	(437)	481	(105)	36.0%	(165)	(61)	63.0%
Policyholder assessments	(13)	(15)	(17)	(14)	(14)	-7.7%	(41)	(45)	-9.8%
Reinvested interest credited	158	172	183	199	211	33.5%	470	593	26.2%
Change in fair value of embedded derivative instruments
and other	(113)	150	78	9	430	NM	52	517	NM
Balance as of end-of-period, gross	23,681	25,355	25,162	25,837	26,359	11.3%	23,681	26,359	11.3%
Account balances reinsured	(8,987)	(15,019)	(14,948)	(15,586)	(16,010)	-78.1%	(8,987)	(16,010)	-78.1%
Balance as of end-of-period, net	$14,694	$10,336	$10,214	$10,251	$10,349	-29.6%	$14,694	$10,349	-29.6%

Total
Balance as of beginning-of-period	$161,068	$155,644	$167,851	$174,747	$175,460	8.9%	$151,122	$167,851	11.1%
Gross deposits	2,737	4,359	2,849	3,823	3,383	23.6%	8,461	10,056	18.9%
Full surrenders and deaths	(2,446)	(2,695)	(3,470)	(3,461)	(3,657)	-49.5%	(7,251)	(10,589)	-46.0%
Other contract benefits	(1,165)	(1,379)	(1,372)	(1,316)	(1,363)	-17.0%	(3,522)	(4,051)	-15.0%
Net flows	(874)	285	(1,993)	(954)	(1,637)	-87.3%	(2,312)	(4,584)	-98.3%
Policyholder assessments	(645)	(642)	(664)	(667)	(683)	-5.9%	(1,925)	(2,016)	-4.7%
Change in market value, reinvestment and interest credited	(3,259)	10,935	7,937	2,021	7,171	NM	7,316	17,130	134.1%
Change in fair value of embedded derivative instruments
and other	(646)	1,629	1,616	313	861	233.3%	1,443	2,791	93.4%
Balance as of end-of-period, gross	155,644	167,851	174,747	175,460	181,172	16.4%	155,644	181,172	16.4%
Account balances reinsured	(8,994)	(15,025)	(14,954)	(15,591)	(16,015)	-78.1%	(8,994)	(16,015)	-78.1%
Balance as of end-of-period, net	$146,650	$152,826	$159,793	$159,869	$165,157	12.6%	$146,650	$165,157	12.6%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
General Account
Balance as of beginning-of-period	$37,458	$37,217	$37,180	$37,006	$36,848	-1.6%	$37,694	$37,180	-1.4%
Gross deposits	915	1,006	850	893	899	-1.7%	2,749	2,641	-3.9%
Withdrawals and deaths	(378)	(359)	(364)	(389)	(369)	2.4%	(1,095)	(1,122)	-2.5%
Net flows	537	647	486	504	530	-1.3%	1,654	1,519	-8.2%
Transfers between general and separate accounts	14	7	38	74	30	114.3%	90	143	58.9%
Policyholder assessments	(1,124)	(1,140)	(1,124)	(1,130)	(1,129)	-0.4%	(3,373)	(3,383)	-0.3%
Reinvested interest credited	370	366	365	368	375	1.4%	1,114	1,109	-0.4%
Change in fair value of embedded derivative instruments
and other	(38)	83	61	26	38	200.0%	38	124	226.3%
Balance as of end-of-period, gross	37,217	37,180	37,006	36,848	36,692	-1.4%	37,217	36,692	-1.4%
Account balances reinsured	(5,503)	(15,777)	(15,607)	(15,467)	(15,301)	NM	(5,503)	(15,301)	NM
Balance as of end-of-period, net	$31,714	$21,403	$21,399	$21,381	$21,391	-32.6%	$31,714	$21,391	-32.6%

Separate Account
Balance as of beginning-of-period	$23,409	$22,642	$25,150	$27,007	$27,381	17.0%	20,920	$25,150	20.2%
Gross deposits	357	452	358	337	363	1.7%	1,178	1,058	-10.2%
Withdrawals and deaths	(73)	(86)	(103)	(90)	(155)	NM	(227)	(347)	-52.9%
Net flows	284	366	255	247	208	-26.8%	951	711	-25.2%
Transfers between general and separate accounts	(12)	(7)	(37)	(76)	(30)	NM	(88)	(143)	-62.5%
Policyholder assessments	(238)	(250)	(246)	(247)	(248)	-4.2%	(714)	(742)	-3.9%
Change in market value and reinvestment	(801)	2,399	1,885	450	1,610	NM	1,573	3,945	150.8%
Balance as of end-of-period, gross	22,642	25,150	27,007	27,381	28,921	27.7%	22,642	28,921	27.7%
Account balances reinsured	(4,632)	(5,062)	(5,338)	(5,371)	(5,593)	-20.7%	(4,632)	(5,593)	-20.7%
Balance as of end-of-period, net	$18,010	$20,088	$21,669	$22,010	$23,328	29.5%	$18,010	$23,328	29.5%

Total
Balance as of beginning-of-period	$60,867	$59,859	$62,330	$64,013	$64,229	5.5%	$58,614	$62,330	6.3%
Gross deposits	1,272	1,458	1,208	1,230	1,262	-0.8%	3,927	3,699	-5.8%
Withdrawals and deaths	(451)	(445)	(467)	(479)	(524)	-16.2%	(1,322)	(1,469)	-11.1%
Net flows	821	1,013	741	751	738	-10.1%	2,605	2,230	-14.4%
Transfers between general and separate accounts	2	—	1	(2)	—		2	—	-100.0%
Policyholder assessments	(1,362)	(1,390)	(1,370)	(1,377)	(1,377)	-1.1%	(4,087)	(4,125)	-0.9%
Change in market value and reinvestment	(431)	2,765	2,250	818	1,985	NM	2,687	5,054	88.1%
Change in fair value of embedded derivative instruments
and other	(38)	83	61	26	38	200.0%	38	124	226.3%
Balance as of end-of-period, gross	59,859	62,330	64,013	64,229	65,613	9.6%	59,859	65,613	9.6%
Account balances reinsured	(10,135)	(20,839)	(20,945)	(20,838)	(20,894)	NM	(10,135)	(20,894)	NM
Balance as of end-of-period, net	$49,724	$41,491	$43,068	$43,391	$44,719	-10.1%	$49,724	$44,719	-10.1%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
General Account
Balance as of beginning-of-period	$24,430	$24,099	$23,784	$23,586	$23,598	-3.4%	$25,138	$23,784	-5.4%
Gross deposits	709	750	790	846	944	33.1%	2,026	2,580	27.3%
Withdrawals	(1,168)	(1,233)	(1,203)	(1,072)	(1,095)	6.3%	(3,262)	(3,370)	-3.3%
Net flows	(459)	(483)	(413)	(226)	(151)	67.1%	(1,236)	(790)	36.1%
Transfers between fixed and variable accounts	(38)	2	50	69	110	NM	(297)	230	177.4%
Policyholder assessments	(3)	(3)	(3)	(3)	(4)	-33.3%	(10)	(10)	0.0%
Reinvested interest credited	169	169	168	172	174	3.0%	504	513	1.8%
Balance as of end-of-period	$24,099	$23,784	$23,586	$23,598	$23,727	-1.5%	$24,099	$23,727	-1.5%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$72,156	$69,834	$77,201	$83,226	$84,274	16.8%	$63,592	$77,201	21.4%
Gross deposits	1,991	2,222	3,012	2,436	3,236	62.5%	6,780	8,685	28.1%
Withdrawals	(1,804)	(2,071)	(2,208)	(2,407)	(2,434)	-34.9%	(5,080)	(7,050)	-38.8%
Net flows	187	151	804	29	802	NM	1,700	1,635	-3.8%
Transfers between fixed and variable accounts	42	(10)	(34)	(69)	(106)	NM	306	(210)	NM
Policyholder assessments	(62)	(62)	(64)	(66)	(70)	-12.9%	(178)	(201)	-12.9%
Change in market value and reinvestment	(2,489)	7,288	5,319	1,154	5,169	NM	4,414	11,644	163.8%
Balance as of end-of-period	$69,834	$77,201	$83,226	$84,274	$90,069	29.0%	$69,834	$90,069	29.0%

Total
Balance as of beginning-of-period	$96,586	$93,933	$100,985	$106,812	$107,872	11.7%	$88,730	$100,985	13.8%
Gross deposits	2,700	2,972	3,802	3,282	4,180	54.8%	8,806	11,265	27.9%
Withdrawals	(2,972)	(3,304)	(3,411)	(3,479)	(3,529)	-18.7%	(8,342)	(10,420)	-24.9%
Net flows	(272)	(332)	391	(197)	651	NM	464	845	82.1%
Transfers between fixed and variable accounts	4	(8)	16	—	4	0.0%	9	20	122.2%
Policyholder assessments	(65)	(65)	(67)	(69)	(74)	-13.8%	(188)	(211)	-12.2%
Change in market value and reinvestment	(2,320)	7,457	5,487	1,326	5,343	NM	4,918	12,157	147.2%
Balance as of end-of-period	$93,933	$100,985	$106,812	$107,872	$113,796	21.1%	$93,933	$113,796	21.1%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 9/30/2023		As of 12/31/2023		As of 9/30/2024
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$16,923	15.1%	$13,510	15.2%	$12,472	14.3%
Basic industry	4,163	3.7%	2,986	3.3%	2,906	3.3%
Capital goods	7,070	6.3%	5,568	6.2%	5,523	6.3%
Communications	4,331	3.9%	3,110	3.5%	2,792	3.2%
Consumer cyclical	5,926	5.3%	5,268	5.8%	5,403	6.2%
Consumer non-cyclical	17,372	15.6%	13,458	15.1%	12,801	14.8%
Energy	4,503	4.0%	2,776	3.1%	2,571	3.0%
Technology	5,679	5.1%	4,376	4.9%	4,041	4.6%
Transportation	3,690	3.3%	3,233	3.6%	3,191	3.7%
Industrial other	2,298	2.1%	2,107	2.4%	2,174	2.5%
Utilities	14,317	12.9%	11,613	13.0%	11,269	12.9%
Government-related entities	1,798	1.6%	1,278	1.4%	1,216	1.4%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,803	1.6%	1,505	1.7%	1,558	1.8%
Non-agency backed	381	0.3%	332	0.4%	320	0.4%
Commercial mortgage-backed securities ("CMBS")	1,963	1.8%	1,546	1.7%	1,673	1.9%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	9,202	8.2%	8,325	9.3%	8,124	9.3%
Other ABS	3,957	3.5%	4,220	4.7%	5,375	6.2%
Municipals	5,247	4.7%	2,973	3.3%	2,689	3.1%
United States and foreign government	744	0.7%	730	1.1%	699	0.8%
Hybrid & redeemable preferred securities	361	0.3%	237	0.3%	243	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	111,728	100.0%	89,151	100.0%	87,040	100.0%
Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	670		626		515
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	295		275		263
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	112,693		90,052		87,818
Modified coinsurance and funds withheld investments	2,806		10,215		12,426
Total fixed maturity AFS, trading and equity securities	$115,499		$100,267		$100,244

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 24 and page 25 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 9/30/2023		As of 12/31/2023		As of 9/30/2024
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$65,612	58.7%	$51,738	58.0%	$51,370	58.9%
NAIC 2 (BBB)	42,676	38.2%	34,475	38.7%	32,774	37.7%
Total investment grade	108,288	96.9%	86,213	96.7%	84,144	96.6%

NAIC 3 (BB)	1,598	1.4%	1,090	1.2%	1,008	1.2%
NAIC 4 (B)	1,729	1.6%	1,760	2.0%	1,828	2.1%
NAIC 5 (CCC and lower)	97	0.1%	86	0.1%	55	0.1%
NAIC 6 (in or near default)	16	0.0%	2	0.0%	5	0.0%
Total below investment grade	3,440	3.1%	2,938	3.3%	2,896	3.4%
Total	$111,728	100.0%	$89,151	100.0%	$87,040	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,451	79.6%	$13,687	80.4%	$13,665	77.8%
CM2 (BBB)	3,387	20.0%	3,248	19.1%	3,819	21.7%
CM3-7 (BB and lower) (3)	69	0.4%	84	0.5%	93	0.5%
Total	$16,907	100.0%	$17,019	100.0%	$17,577	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$79,063	61.5%	$65,425	61.6%	$65,035	62.1%
BBB	46,063	35.8%	37,723	35.5%	36,593	35.0%
BB and lower	3,509	2.7%	3,022	2.9%	2,989	2.9%
Total	$128,635	100.0%	$106,170	100.0%	$104,617	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes Mortgage Fund LPs classified as CM3 that are included in "Other Investments" on the Consolidated Balance Sheets

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended (1)						For the Nine Months Ended (1)

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Net Income
Net income (loss) available to common stockholders – diluted	$819	$(1,246)	$1,191	$884	$(562)	NM	$410	$1,511	269%
Less:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(71)	(80)	(13)%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	3	—	—	NM	(2)	3	250%
Net income (loss)	853	(1,235)	1,222	895	(528)	NM	483	1,588	229%
Less:
Net annuity product features, pre-tax	1,322	(1,008)	1,450	252	(381)	NM	1,076	1,319	23%
Net life insurance product features, pre-tax	108	(225)	(130)	4	(125)	NM	(168)	(253)	(51)%
Credit loss-related adjustments, pre-tax	(27)	(27)	(1)	(34)	(88)	NM	(53)	(124)	NM
Investment gains (losses), pre-tax (2)	(400)	167	(81)	(230)	(105)	74%	(1,126)	(416)	63%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (3)	(29)	(776)	194	201	(446)	NM	(27)	(51)	(89)%
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax (4)	—	—	—	584	(2)	NM	—	582	NM
Other items, pre-tax (5)(6)(7)(8)	(12)	(32)	(186)	(33)	(19)	(58)%	(23)	(238)	NM
Income tax benefit (expense) related
to the above pre-tax items	(193)	403	(268)	(184)	246	227%	76	(202)	NM
Total adjustments	769	(1,498)	978	560	(920)	NM	(245)	617	NM
Adjusted income (loss) from operations	84	263	244	335	392	NM	728	971	33%
Add:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(71)	(80)	(13)%
Adjusted income (loss) from operations available
to common stockholders	$50	$252	$210	$324	$358	NM	$657	$891	36%

(1) Prior period impacts have been recast to conform to the current period presentation. See page 1 for further information.
(2) Includes intent to sell impairments during the second and third quarters of 2023 of certain fixed maturity AFS securities in an unrealized loss position, resulting from the
Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.
(3) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(4) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

(continued on following page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

(continued from the previous page)

(5) Includes certain legal accruals of $(12) million in the third quarter of 2023 and $(114) million primarily related to the settlement of cost of insurance litigation in the first quarter of 2024.
(6) Includes severance expense related to initiatives that realign the workforce of $(3) million, $(3) million, $(49) million, $(7) million and $(16) million in the first quarter of 2023, second quarter of 2023, first quarter of 2024, second quarter of 2024 and third quarter of 2024, respectively.
(7) Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(9) million, $(1) million, $(26) million, $(10) million, $(27) million and $(2) million for the second quarter of 2023, third, quarter of 2023, fourth quarter of 2023, first quarter of 2024, second quarter of 2024 and third quarter of 2024, respectively.
(8) Includes deferred compensation mark-to-market adjustment of $12 million, $(8) million, $1 million, $(6) million, $(13) million, $1 million and $(1) million in the first quarter of 2023, second quarter of 2023, third quarter of 2023, fourth quarter of 2023, first quarter of 2024, second quarter of 2024 and third quarter of 2024, respectively.

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Revenues
Total revenues	$4,203	$700	$4,116	$5,153	$4,111	-2.2%	$10,946	$13,380	22.2%
Less:
Revenue adjustments from annuity
and life insurance product features	(14)	(631)	(580)	105	149	NM	(1,908)	(325)	83.0%
Credit loss-related adjustments	(27)	(27)	(1)	(34)	(88)	NM	(53)	(124)	NM
Investment gains (losses) (1)	(400)	167	(81)	(230)	(105)	73.8%	(1,126)	(416)	63.1%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (2)	(29)	(776)	194	201	(446)	NM	(27)	(51)	-88.9%
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses (3)	—	—	—	584	(2)	NM	—	582	NM
Adjusted operating revenues	$4,673	$1,967	$4,584	$4,527	$4,603	-1.5%	$14,060	$13,714	-2.5%

(1) Includes intent to sell impairments during the second and third quarters of 2023 of certain fixed maturity AFS securities in an unrealized loss position, resulting from the
Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.
(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended (1)						For the Nine Months Ended (1)

Earnings (Loss) Per Common Share – Diluted	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Net income (loss)	$4.79	$(7.35)	$6.93	$5.11	$(3.29)	NM	$2.40	$8.75	264.6%
Less:
Net annuity product features, pre-tax	7.74	(5.96)	8.43	1.46	(2.23)	NM	6.29	7.65	21.6%
Net life insurance product features, pre-tax	0.63	(1.33)	(0.75)	0.02	(0.73)	NM	(0.99)	(1.46)	-47.5%
Credit loss-related adjustments, pre-tax	(0.16)	(0.15)	—	(0.20)	(0.53)	NM	(0.31)	(0.72)	NM
Investment gains (losses), pre-tax	(2.34)	0.98	(0.47)	(1.33)	(0.61)	73.9%	(6.60)	(2.41)	63.5%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	(0.18)	(4.57)	1.13	1.16	(2.61)	NM	(0.15)	(0.30)	-100.0%
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax	—	—	—	3.38	(0.01)	NM	—	3.37	NM
Other items, pre-tax (2)(3)(4)(5)	(0.07)	(0.18)	(1.08)	(0.19)	(0.11)	-57.1%	(0.14)	(1.38)	NM
Income tax benefit (expense) related
to the above pre-tax items	(1.12)	2.37	(1.55)	(1.06)	1.44	228.6%	0.45	(1.16)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (6)	—	0.02	—	—	0.04	NM	—	—	NM
Adjusted income (loss) from operations	$0.29	$1.47	$1.22	$1.87	$2.06	NM	$3.85	$5.16	34.0%

(1) Prior period impacts have been recast to conform to the current period presentation. See page 1 for further information.
(2) Includes certain legal accruals of $(0.08) in the third quarter of 2023 and $(0.65) primarily related to the settlement of cost of insurance litigation in the first quarter of 2024.
(3) Includes severance expense related to initiatives that realign the workforce of $(0.02), $(0.02), $(0.29), $(0.04) and $(0.09) in the first quarter of 2023, second quarter of 2023, first quarter of 2024, second quarter of 2024 and third quarter of 2024, respectively.
(4) Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(0.05), $(0.14), $(0.06), $(0.15) and $(0.01) for the second quarter of 2023, fourth quarter of 2023, first quarter of 2024, second quarter of 2024 and third quarter of 2024, respectively.
(5) Includes deferred compensation mark-to-market adjustment of $0.07, $(0.05), $0.01, $(0.04), $(0.08) and $(0.01) in the first quarter of 2023, second quarter of 2023, third quarter of 2023, fourth quarter of 2023, first quarter of 2024 and third quarter of 2024, respectively.
(6) In periods where net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss)
per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended

	9/30/23	12/31/23	3/31/24	6/30/24	9/30/24	Change	9/30/23	9/30/24	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$3,199	$6,893	$7,546	$7,949	$9,013	181.7%	$3,199	$9,013	181.7%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(8,480)	(3,476)	(3,951)	(4,369)	(2,682)	68.4%	(8,480)	(2,682)	68.4%
Stockholders’ equity, excluding AOCI and preferred stock	10,693	9,383	10,511	11,332	10,709	0.1%	10,693	10,709	0.1%
MRB-related impacts	1,545	1,083	2,575	2,673	2,147	39.0%	1,545	2,147	39.0%
GLB and GDB hedge instruments gains (losses)	(1,630)	(2,085)	(2,675)	(2,770)	(2,763)	-69.5%	(1,630)	(2,763)	-69.5%
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	(638)	(476)	(269)	(642)		NM	(642)
Adjusted stockholders' equity (1)	$10,778	$11,023	$11,087	$11,698	$11,967	11.0%	$10,778	$11,967	11.0%

Stockholders’ Equity, Average
Stockholders' equity	$4,509	$5,046	$7,219	$7,747	$8,481	88.1%	$5,567	$7,816	40.4%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(6,792)	(5,979)	(3,714)	(4,160)	(3,526)	48.1%	(5,425)	(3,800)	30.0%
Stockholders’ equity, excluding AOCI and preferred stock	10,315	10,039	9,947	10,921	11,021	6.8%	10,006	10,630	6.2%
MRB-related impacts	986	1,314	1,829	2,624	2,410	144.4%	(95)	2,288	NM
GLB and GDB hedge instruments gains (losses)	(1,519)	(1,857)	(2,380)	(2,723)	(2,767)	-82.2%	(921)	(2,623)	NM
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	(318)	(557)	(372)	(455)		NM	(462)
Adjusted average stockholders' equity (1)	$10,848	$10,900	$11,055	$11,392	$11,833	9.1%	$11,022	$11,427	3.7%

Book Value Per Common Share
Book value per share	$13.04	$34.81	$38.46	$40.78	$46.97	260.2%	$13.04	$46.97	260.2%
Less:
AOCI	(49.99)	(20.49)	(23.17)	(25.59)	(15.70)	68.6%	(49.99)	(15.70)	68.6%
Book value per share, excluding AOCI	63.03	55.30	61.63	66.37	62.67	-0.6%	63.03	62.67	-0.6%
Less:
MRB-related gains (losses)	9.11	6.38	15.10	15.66	12.56	37.9%	9.11	12.56	37.9%
GLB and GDB hedge instruments gains (losses)	(9.61)	(12.29)	(15.69)	(16.22)	(16.17)	-68.3%	(9.61)	(16.17)	-68.3%
Reinsurance-related embedded derivatives and portfolio gains (losses) (1)	NM	(3.76)	(2.79)	(1.58)	(3.76)		NM	(3.76)
Adjusted book value per share (1)	$63.53	$64.97	$65.01	$68.51	$70.04	10.2%	$63.53	$70.04	10.2%

(1) This measure has been updated, effective beginning with the fourth quarter of 2023, to exclude reinsurance-related embedded derivatives and the underlying portfolio gains (losses), given the size of the impact of the fourth quarter 2023 reinsurance transaction. Such amounts in the prior periods presented, and the impact of this change to such prior periods, were not meaningful (“NM”).